UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2013
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Introductory Note
Item 9.01 Financial Statements and Exhibits
Index to Exhibits
Signature

INTRODUCTORY NOTE

This report amends our current report on Form 8-K filed with the United States Securities and Exchange Commission on November 5, 2012 to provide the omitted 3-Year Revolving Credit Agreement, dated as of November 5, 2012, among General Motors Holdings, LLC, General Motors Financial Company, Inc., GM Europe Treasury Company AB, General Motors do Brasil Ltda, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A. as administrative agent, Banco Do Brasil, as administrative agent for the Brazilian lenders, Citibank, N.A., as syndication agent, and Bank of America, N.A., as co-syndication agent (Exhibit 10.1 hereto) and the omitted 5-year Revolving Credit Agreement, dated as of November 5, 2012, among General Motors Holdings, LLC, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., as co-syndication agent (Exhibit 10.2 hereto).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Exhibit	Description	Method of Filing

Exhibit 10.1
3-Year Revolving Credit Agreement, dated as of November 5, 2012, among General Motors Holdings, LLC, General Motors Financial Company, Inc., GM Europe Treasury Company AB, General Motors do Brasil Ltda., the subsidiary borrowers from time to time parties thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Banco Do Brasil, as administrative agent for the Brazilian lenders, Citibank, N.A., as syndication agent, and Bank of America, N.A., as co-syndication agent†
Attached as Exhibit
Exhibit 10.2
5-Year Revolving Credit Agreement, dated as of November 5, 2012, among General Motors Holdings, LLC, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A., as co-syndication agent†
Attached as Exhibit

† Portions of these exhibits have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ NICK S. CYPRUS
Date: February 7, 2013	By:	Nick S. Cyprus Vice President, Controller and Chief Accounting Officer